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                              AIM SUMMIT FUND, INC.




                 Supplement dated July 1, 1998 to the Statement
                of Additional Information dated February 27, 1998


The second sentence in the paragraph under the caption "INVESTMENT PROGRAM AND RESTRICTIONS - Futures Contracts" on page 21 is deleted and replaced in its entirety by the following:

"In cases of purchases of stock index futures contracts, an amount of liquid assets, equal to the cost of the stock index futures contracts (less any related margin deposits), will be segregated to collateralize the position and ensure that the use of such stock index futures contracts is unleveraged."